SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2013
SUBSEQUENT EVENT [Abstract]
SUBSEQUENT EVENT
NOTE 15:-	SUBSEQUENT EVENT (UNAUDITED)

In February 2014, the Company closed an underwritten public offering of 3,162,500 ordinary shares at $4.75 per share for net proceeds of $13,700.The aggregate amount of ordinary shares sold reflects the exercise in full by the underwriters of their option to purchase up to 412,500 additional ordinary shares to cover over-allotments.